Exhibit 99.1

Interim 5-Year Analysis of iDFS Data from Phase III ExteNET Trial

July 2016

Copyright 2016 Puma Biotechnology

Forward-Looking Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the potential indications of our drug candidates and the development of our drug candidates, including, but not limited to, the anticipated timing for the announcement of data from our clinical trials. These statements are often, but not always, made through the use of words or phrases such as ``anticipates,’’ ``expects,’’ ``plans,’’ ``believes,’’ ``intends,’’ and similar words or phrases. All forward–looking statements included in this presentation involve risks and uncertainties that could cause our actual results to differ materially from the anticipated results and expectations expressed in these forward-looking statements. These statements are based on current expectations, forecasts and assumptions, and actual outcomes and results could differ materially from these statements due to a number of factors, which include, but are not limited to, the fact that we have no product revenue and no products approved for marketing; our dependence on our lead product candidate PB272, which is still under development and may never receive regulatory approval; the challenges associated with conducting and enrolling clinical trials; the risk that results of clinical trials may not support our drug candidate claims; even if approved, the risk that physicians and patients may not accept or use our products; our reliance on third parties to conduct our clinical trials and to formulate and manufacture our drug candidates; our dependence on licensed intellectual property; and the other risk factors disclosed in our periodic and current reports filed with the Securities and Exchange Commission from time to time, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2015. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We assume no obligation to update these forward-looking statements except as required by law.

Copyright 2016 Puma Biotechnology

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ExteNET: study design


• HER2+ breast cancer (local)
– IHC 3+ or ISH amplification
• Prior adjuvant trastuzumab & chemotherapy
• Lymph node ±, or residual invasive disease after neoadjuvant therapy
• ER/PR±
1:1 RANDOMIZATION
Neratinib x 1 year
240 mg/day
Placebo x 1 year
Part A
Part B
Part C
2-year follow-up for iDFS
5-year follow-up for iDFS
Overall survival

- **Primary endpoint:** invasive disease-free survival (iDFS)
- **Secondary endpoints:** DFS-DCIS, time to distant recurrence, distant DFS, CNS metastases, overall survival, safety
- **Other analyses:** biomarkers, health outcome assessment (FACT-B, EQ-5D)
- **Stratified by:** nodes 0, 1–3 vs 4+, ER/PR status, concurrent *vs* sequential trastuzumab

Copyright 2016 Puma Biotechnology

Chan et al. Lancet Oncol 2016
Clinicaltrials.gov identifier: NCT00878709

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Primary analysis:    iDFS in ITT population

    Intention-to-treat (ITT) population

100    97.8%

    93.9%

90    95.6%2.3%

    91.6%

(%)    80

survival    70

free

-

Disease    60

50    NeratinibNeratinib

    TreatmentPlacebo

0

0    3691215182124

    Months after randomization

No. at risk

Neratinib    1420 1291126012291189115011081033662

Placebo    1420 1367132412921243120911631090704

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Chan et al. Lancet Oncol 2016 4

HERA trial:    landmark analysis

    ITTHR+

    HERA at 5 years follow-up

    equates with ExteNET at 4 years

100    100

    89.1%90.3%

    81.6%83.1%

80    86.7%75.8%8089.6%76.1%

    81.0%82.9%

    76.0%77.2%

(%)     (%)

60    60

survival     survival

free     Patients Events HR (2 vs. 1)95% CIP valuefreePatients Events HR (2 vs. 1)95% CIP value

-    40 2 years 15533670.99(0.85–1.14) 0.86- 402 years7981851.05(0.85–1.29) 0.67

Disease    1 year 1552367Disease1 year790175

20    20

    Trastuzumab 2 yearsTrastuzumab 2 years

    Trastuzumab 1 yearTrastuzumab 1 year

0    0

0    1234567890123456789

    Years after randomizationYears after randomization

No. at risk     No. at risk

2 years    1553 15531442136112921223115310516331942 years79879874771067364259754432197

1 year    1552 15521413131912651214118010716492051 year790790736691663634617559337106

    Copyright 2016 Puma Biotechnology5

3-year (descriptive) analysis:    iDFS in ITT population

(n=2840)

    Intention-to-treat population

100    97.8%

    94.1%92.0%

    90.5%

90    95.6%91.6%89.9%88.6%

(%)    80

survival    70

free     lue = 0.023

-    60 74 (0.56–0.96)

Disease    50 NeratinibNeratinib

    TreatmentPlacebo

0

0    612182430364248

    Months after randomization

No. at risk

Neratinib    1420 1302124711961007783761710600

Placebo    1420 1350128712231075856822773641

Exploratory analysis: * p-value descriptive

Copyright 2016 Puma Biotechnology    Chan et al. SABCS 2015, presentation S5-026

5-year interim iDFS analysis (ITT population: n=2840)

Two-sided P-value = 0.017 HR (95% CI)=0.74 (0.58, 0.95)

* p-value descriptive

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3-year (descriptive) analysis:    iDFS in centrally confirmed

HER2+

    Centrally confirmed HER2+

100    97.7%

    94.1%91.8%

90    94.8%90.4%

    91.0%89.6%87.9%

(%)    80

survival    70

free     70 lue (0.50–0.98) = 0.037

-    60

Disease    50 NeratinibNeratinib

    TreatmentPlacebo

0

0    612182430364248

    Months after randomization

No. at risk

Neratinib    863 810782757641497478446376

Placebo    846 808767729638513493463386

Exploratory analysis: * p-value descriptive

Copyright 2016 Puma Biotechnology    Chan et al. SABCS 2015, presentation S5-028

5-year interim iDFS analysis: Centrally-confirmed HER2+

Two-sided P-value = 0.026 HR (95% CI)=0.70 (0.51, 0.96)

* p-value descriptive

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3-year (descriptive) analysis: iDFS by hormone receptor status

    HR +

100     98.0%

    95.4%93.6%

    92.3%

90    96.1%

    91.5%89.3%87.9%

(%)    80

survival    70

free     lue = 0.003

-

Disease    60 57 (0.39–0.82)

    Neratinib

50    Neratinib

    TreatmentPlacebo

0

0    612182430364248

    Months after randomization

No. at risk

Neratinib    816 746 710682581454445418353

Placebo    815 777 745709617494472445367

Exploratory analysis: * p-value descriptive

    Copyright 2016 Puma Biotechnology

    HR –

100     97.5%

    92.5%90.6%

90     94.9%89.5%

    91.8%89.9%88.1%

(%) 80

survival 70

free     lue = 0.938

- 60     98 (0.67–1.45)

Disease     Neratinib

50     Neratinib

    Treatment

    Placebo

0

0    612182430364248

    Months after randomization

No. at risk

Neratinib    604 556 537514426329316292247

Placebo    605 573 542514458362350328274

Chan et al. SABCS 2015, presentation S5-02 10

5-year interim iDFS analysis: HR+

Two-sided P-value = 0.002 HR (95% CI)=0.59 (0.41, 0.82)

* p-value descriptive

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5-year interim iDFS analysis: HR–

Two-sided P-value = 0.979 HR (95% CI)=1.00 (0.69, 1.44)

* p-value descriptive

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Updated Data and 5-Year Interim Update

Included in both MAA and NDA submissions

Included as Addendums

Full 5-year DFS data anticipated in 2017

Copyright 2016 Puma Biotechnology

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